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                                                                    EXHIBIT 99.2

                        PENNSYLVANIA ENTERPRISES, INC.

              Solicited by the Board of Directors of the Company
                              Stockholder's Proxy

The undersigned hereby appoints Vincent A. Bonaddio, John F. Kell, Jr., and Donna M. Abdalla, or any one or more of them, each with full power of substitution, the proxy or proxies of the undersigned to vote the shares of Common Stock of Pennsylvania Enterprises, Inc. which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of Pennsylvania Enterprises, Inc. to be held on October 19, 1999, at The Plaza Hotel, Fifth Avenue at Central Park South, New York, New York, at 10:00 a.m. (Eastern Time), and at any and all adjournments or postponements thereof.


                  THIS PROXY IS CONTINUED ON THE REVERSE SIDE
              PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY

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                                                        Please mark
                                                        your votes as  [X]
                                                        indicated in
                                                        this example

The Board of Directors Recommends a Vote "FOR the Agreement of Merger" in
Item 1.

The shares represented by this proxy, which revokes all prior proxies, will be voted as directed by the stockholder. If no direction is given, such shares will be voted "FOR the Agreement of Merger" in Item 1.



                                                   FOR the   AGAINST the
Item 1 - Approval and adoption of the Agreement   Agreement   Agreement
         of Merger by and between the Company     of Merger   of Merger  ABSTAIN
         and Southern Union Company:                 [ ]         [ ]       [ ]

Item 2 - In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the meeting.

                                      If you plan to attend the Special
[                            ]        Meeting, please check this box in    [ ]
[                            ]        order to receive an admission ticket.
[                            ]
                                Date                                     ,1999
                                    -------------------------------------

                                ----------------------------------------------
                                Signature

                                ----------------------------------------------
                                Signature

                                Please mark, date and sign your name exactly as it appears to the left and return promptly in the enclosed envelope. For joint accounts, each joint owner should sign. When signing as an attorney, executor, administrator, trustee, guardian or other officer of a corporation, please give your full title as such. If stock is owned by a partnership or corporation, please indicate your capacity in signing the proxy.

[ *** IF YOU WISH TO VOTE BY TELEPHONE, PLEASE READ THE INSTRUCTIONS BELOW *** ]

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[graphic]                      VOTE BY TELEPHONE                      [graphic]
                         QUICK *** EASY *** IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

To vote FOR the Agreement of Merger and to authorize the Proxies to vote in their discretion upon such matters as may properly come before the meeting, press 1; to vote AGAINST the Agreement of Merger and to withhold discretionary authority from the Proxies, press 9.

              When asked, please confirm your vote by Pressing 1.

       PLEASE DO NOT RETURN THE ABOVE PROXY CARD IF YOU VOTED BY PHONE.

Call ** Toll Free ** On a Touch-Tone Telephone
1-800-840-1208 - ANYTIME
                                                                        [     ]
There is NO CHARGE to you for this call.